Exhibit 10.2

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is dated as of July 10, 2026 (the “Effective Time”), by and among SMARTKEM, Inc., a Delaware corporation (the “Company”), and the undersigned Buyers (the “Undersigned Buyers”), will amend that certain Securities Purchase Agreement, dated as of March 30, 2026 (as amended, the “Securities Purchase Agreement”), by and among the Company and each of the Buyers. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

WHEREAS, pursuant to Section 9(e) of the Securities Purchase Agreement, the Company and the Required Holders may amend the terms of the Securities Purchase Agreement, which amendment shall be binding on all Buyers and holders of the Registrable Securities;

WHEREAS, the Undersigned Buyers constitute the Required Holders; and

WHEREAS, the Company and the Undersigned Buyers desire to amend the Schedule of Buyers attached to the Securities Purchase Agreement to reflect the admission of an additional Buyer pursuant to the Joinder Agreement, and to reflect the Assignment and Waiver executed by and among the Company and the Buyers party thereto, in each case dated on or about the date hereof, and the Undersigned Buyers desire to consent to such Amendment.

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Undersigned Buyers, intending to be legally bound, hereto agree as follows:

1.	Amendments. As of the Effective Time (as defined below):

(a)             Exhibit B (Schedule of Buyers) to the Note Purchase Agreement is hereby amended and restated in its entirety and replaced with Schedule 1 attached hereto (the “Amended Schedule of Buyers”).

2.	Miscellaneous. Section 9 of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

SMARTKEM, Inc.

By:
Name:	Ian Jenks
Title:	Chief Executive Officer

UNDERSIGNED BUYER:

By:
Name:
Title:

SCHEDULE 1

AMENDED SCHEDULE OF BUYERS